                                                                SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
          INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL BOND TRUST
          INVESCO INSURED MUNICIPAL INCOME TRUST
          INVESCO INSURED MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO PRIME INCOME TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By: /s/  John  M.  Zerr
              ----------------------------
              Title: Senior  Vice  President


          INVESCO ADVISERS, INC.

          By: /s/  John  M.  Zerr
              --------------------------
              Title: Senior  Vice  President
                                                              as of June 6, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
------------------------------------------   -------------   ------------   -------------------    -------------------
Invesco California Tax-Free Income Fund*
   Class A Shares                            Contractual             0.85%  February 12, 2010      June 30, 2012
   Class B Shares                            Contractual             1.35%  February 12, 2010      June 30, 2012
   Class C Shares                            Contractual             1.35%  February 12, 2010      June 30, 2012
   Class Y Shares                            Contractual             0.60%  February 12, 2010      June 30, 2012
Invesco Core Plus Bond Fund
   Class A Shares                            Contractual             0.75%  June 6, 2011           June 30, 2013
   Class B Shares                            Contractual             1.50%  June 6, 2011           June 30, 2013
   Class C Shares                            Contractual             1.50%  June 6, 2011           June 30, 2013
   Class R Shares                            Contractual             1.00%  June 6, 2011           June 30, 2013
   Class Y Shares                            Contractual             0.50%  June 6, 2011           June 30, 2013
   Institutional Class Shares                Contractual             0.50%  June 6, 2011           June 30, 2013
Invesco Dividend Growth Securities Fund*
   Class A Shares                            Contractual             0.95%  February 12, 2010      June 30, 2012
   Class B Shares                            Contractual             1.70%  February 12, 2010      June 30, 2012
   Class C Shares                            Contractual             1.70%  February 12, 2010      June 30, 2012
   Class Y Shares                            Contractual             0.70%  February 12, 2010      June 30, 2012
Invesco Equally-Weighted S&P 500 Fund*
   Class A Shares                            Contractual             0.75%  February 12, 2010      June 30, 2012
   Class B Shares                            Contractual             1.50%  February 12, 2010      June 30, 2012
   Class C Shares                            Contractual             1.50%  February 12, 2010      June 30, 2012
   Class R Shares                            Contractual             1.00%  February 12, 2010      June 30, 2012
   Class Y Shares                            Contractual             0.50%  February 12, 2010      June 30, 2012
Invesco Floating Rate Fund
   Class A Shares                            Contractual             1.50%  April 14, 2006         December 31, 2011
   Class C Shares                            Contractual             2.00%  April 14, 2006         December 31, 2011
   Class R Shares                            Contractual             1.75%  April 14, 2006         December 31, 2011
   Class Y Shares                            Contractual             1.25%  October 3, 2008        December 31, 2011
   Institutional Class Shares                Contractual             1.25%  April 14, 2006         December 31, 2011
Invesco S&P 500 Index Fund*
   Class A Shares                            Contractual             0.65%  February 12, 2010      June 30, 2012
   Class B Shares                            Contractual             1.40%  February 12, 2010      June 30, 2012
   Class C Shares                            Contractual             1.40%  February 12, 2010      June 30, 2012
   Class Y Shares                            Contractual             0.40%  February 12, 2010      June 30, 2012
Invesco Select Real Estate Income Fund
   Class A Shares                            Contractual             2.00%  July 1, 2009           December 31, 2011
   Class B Shares                            Contractual             2.75%  July 1, 2009           December 31, 2011
   Class C Shares                            Contractual             2.75%  July 1, 2009           December 31, 2011
   Class Y Shares                            Contractual             1.75%  July 1, 2009           December 31, 2011
   Institutional Class Shares                Contractual             1.75%  July 1, 2009           December 31, 2011
Invesco Structured Core Fund
   Class A Shares                            Contractual             1.00%  July 1, 2009           June 30, 2012
   Class B Shares                            Contractual             1.75%  July 1, 2009           June 30, 2012
   Class C Shares                            Contractual             1.75%  July 1, 2009           June 30, 2012
   Class R Shares                            Contractual             1.25%  July 1, 2009           June 30, 2012
   Class Y Shares                            Contractual             0.75%  July 1, 2009           June 30, 2012
   Investor Class Shares                     Contractual             1.00%  July 1, 2009           June 30, 2012
   Institutional Class Shares                Contractual             0.75%  July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011


                                                      CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION       CURRENT LIMIT           DATE
----------------------------------------------------  ------------   ------------    -----------------      -------------
Invesco Van Kampen American Franchise Fund*
   Class A Shares                                     Contractual          1.05%     May 23, 2011           June 30, 2013
   Class B Shares                                     Contractual          1.22%(9)  May 23, 2011           June 30, 2013
   Class C Shares                                     Contractual          1.80%     May 23, 2011           June 30, 2013
   Class R Shares                                     Contractual          1.30%     May 23, 2011           June 30, 2013
   Class Y Shares                                     Contractual          0.80%     May 23, 2011           June 30, 2013
   Institutional Class Shares                         Contractual          0.80%     May 23, 2011           June 30, 2013

Invesco Van Kampen Equity and Income Fund*
   Class A Shares                                     Contractual          0.82%     February 12, 2010      June 30, 2012
   Class B Shares                                     Contractual          0.95%(9)  February 12, 2010      June 30, 2012
   Class C Shares                                     Contractual          1.57%     February 12, 2010      June 30, 2012
   Class R Shares                                     Contractual          1.07%     February 12, 2010      June 30, 2012
   Class Y Shares                                     Contractual          0.57%     February 12, 2010      June 30, 2012
   Institutional Class Shares                         Contractual          0.57%     February 12, 2010      June 30, 2012

Invesco Van Kampen Growth and Income Fund*
   Class A Shares                                     Contractual          0.88%     February 12, 2010      June 30, 2012
   Class B Shares                                     Contractual          1.63%     February 12, 2010      June 30, 2012
   Class C Shares                                     Contractual          1.63%     February 12, 2010      June 30, 2012
   Class R Shares                                     Contractual          1.13%     February 12, 2010      June 30, 2012
   Class Y Shares                                     Contractual          0.63%     February 12, 2010      June 30, 2012
   Institutional  Class Shares                        Contractual          0.63%     February 12, 2010      June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free Income Fund*
   Class A Shares                                     Contractual          1.13%     February 12, 2010      June 30, 2012
   Class B Shares                                     Contractual          1.88%     February 12, 2010      June 30, 2012
   Class C Shares                                     Contractual          1.88%     February 12, 2010      June 30, 2012
   Class Y Shares                                     Contractual          0.88%     February 12, 2010      June 30, 2012

Invesco Van Kampen Small Cap Growth Fund*
   Class A Shares                                     Contractual          1.38%     February 12, 2010      June 30, 2012
   Class B Shares                                     Contractual          2.13%     February 12, 2010      June 30, 2012
   Class C Shares                                     Contractual          2.13%     February 12, 2010      June 30, 2012
   Class Y Shares                                     Contractual          1.13%     February 12, 2010      June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/        EXPENSE      EFFECTIVE DATE OF           EXPIRATION
FUND                                        VOLUNTARY        LIMITATION       CURRENT LIMIT               DATE
---------------------------------------    --------------   ------------   ----------------------     -----------------
Invesco Capital Development Fund
    Class A Shares                         Contractual      2.00%          July 1, 2009               February 28, 2012
    Class B Shares                         Contractual      2.75%          July 1, 2009               February 28, 2012
    Class C Shares                         Contractual      2.75%          July 1, 2009               February 28, 2012
    Class R Shares                         Contractual      2.25%          July 1, 2009               February 28, 2012
    Class Y Shares                         Contractual      1.75%          July 1, 2009               February 28, 2012
    Investor Class Shares                  Contractual      2.00%          July 1, 2009               February 28, 2012
    Institutional Class Shares             Contractual      1.75%          July 1, 2009               February 28, 2012
Invesco Charter Fund
    Class A Shares                         Contractual      2.00%          July 1, 2009               June 30, 2012
    Class B Shares                         Contractual      2.75%          July 1, 2009               June 30, 2012
    Class C Shares                         Contractual      2.75%          July 1, 2009               June 30, 2012
    Class R Shares                         Contractual      2.25%          July 1, 2009               June 30, 2012
    Class S Shares                         Contractual      1.90%          September 25, 2009         June 30, 2012
    Class Y Shares                         Contractual      1.75%          July 1, 2009               June 30, 2012
    Institutional Class Shares             Contractual      1.75%          July 1, 2009               June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             A s of June 6, 2011

                                     CONTRACTUAL/        EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY        LIMITATION         CURRENT LIMIT            DATE
------------------------------------ ----------------- ---------------- -------------------- -----------------
Invesco Constellation Fund
    Class A Shares                   Contractual       2.00%            July 1, 2009         February 28, 2012
    Class B Shares                   Contractual       2.75%            July 1, 2009         February 28, 2012
    Class C Shares                   Contractual       2.75%            July 1, 2009         February 28, 2012
    Class R Shares                   Contractual       2.25%            July 1, 2009         February 28, 2012
    Class Y Shares                   Contractual       1.75%            July 1, 2009         February 28, 2012
    Institutional Class Shares       Contractual       1.75%            July 1, 2009         February 28, 2012

Invesco Disciplined Equity Fund
    Class Y Shares                   Contractual       1.75%            July 14, 2009        February 28, 2012
Invesco Diversified Dividend Fund
    Class A Shares                   Contractual       1.00%            May 23, 2011         June 30, 2012
    Class B Shares                   Contractual       1.75%            May 23, 2011         June 30, 2012
    Class C Shares                   Contractual       1.75%            May 23, 2011         June 30, 2012
    Class R Shares                   Contractual       1.25%            May 23, 2011         June 30, 2012
    Class Y Shares                   Contractual       0.75%            May 23, 2011         June 30, 2012
    Investor Class Shares            Contractual       1.00%            May 23, 2011         June 30, 2012
    Institutional Class Shares       Contractual       0.75%            May 23, 2011         June 30, 2012

Invesco Summit Fund
    Class A Shares                   Contractual       2.00%            July 1, 2009         February 28, 2012
    Class B Shares                   Contractual       2.75%            July 1, 2009         February 28, 2012
    Class C Shares                   Contractual       2.75%            July 1, 2009         February 28, 2012
    Class P Shares                   Contractual       1.85%            July 1, 2009         February 28, 2012
    Class S Shares                   Contractual       1.90%            September 25, 2009   February 28, 2012
    Class Y Shares                   Contractual       1.75%            July 1, 2009         February 28, 2012
    Institutional Class Shares       Contractual       1.75%            July 1, 2009         February 28, 2012

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)


                                            CONTRACTUAL/        EXPENSE       EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT      DATE
------------------------------------------- --------------- ------------     ------------------ --------------
Invesco European Small Company Fund
    Class A Shares                          Contractual             2.25%    July 1, 2009      A pril 30, 2012
    Class B Shares                          Contractual             3.00%    July 1, 2009      A pril 30, 2012
    Class C Shares                          Contractual             3.00%    July 1, 2009      A pril 30, 2012
    Class Y Shares                          Contractual             2.00%    July 1, 2009      A pril 30, 2012
Invesco Global Core Equity Fund
    Class A  Shares                         Contractual             1.25%    May 23, 2011       June 30, 2013
    Class B  Shares                         Contractual             1.52%(9) May 23, 2011       June 30, 2013
    Class C Shares                          Contractual             2.00%    May 23, 2011       June 30, 2013
    Class R Shares                          Contractual             1.50%    May 23, 2011       June 30, 2013
    Class Y Shares                          Contractual             1.00%    May 23, 2011       June 30, 2013
    Institutional Class Shares              Contractual             1.00%    May 23, 2011       June 30, 2013

Invesco International Small Company Fund
    Class A Shares                          Contractual             2.25%    July 1, 2009      A pril 30, 2012
    Class B Shares                          Contractual             3.00%    July 1, 2009      A pril 30, 2012
    Class C Shares                          Contractual             3.00%    July 1, 2009      A pril 30, 2012
    Class Y Shares                          Contractual             2.00%    July 1, 2009      A pril 30, 2012
    Institutional Class Shares              Contractual             2.00%    July 1, 2009      A pril 30, 2012
Invesco Small Cap Equity Fund
    Class A Shares                          Contractual             2.00%    July 1, 2009      A pril 30, 2012
    Class B Shares                          Contractual             2.75%    July 1, 2009      A pril 30, 2012
    Class C Shares                          Contractual             2.75%    July 1, 2009      A pril 30, 2012
    Class R Shares                          Contractual             2.25%    July 1, 2009      A pril 30, 2012
    Class Y Shares                          Contractual             1.75%    July 1, 2009      A pril 30, 2012
    Institutional Class Shares              Contractual             1.75%    July 1, 2009      A pril 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                   CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION      CURRENT LIMIT           DATE
-----------------------------------------------    ------------ -----------   ------------------   --------------
Invesco Balanced-Risk Retirement 2020 Fund(4)
 Class A Shares                                    Contractual        0.25%   November 4, 2009     April 30, 2012
 Class A5 Shares                                   Contractual        0.25%   February 12, 2010    April 30, 2012
 Class B Shares                                    Contractual        1.00%   November 4, 2009     April 30, 2012
 Class C Shares                                    Contractual        1.00%   November 4, 2009     April 30, 2012
 Class C5 Shares                                   Contractual        1.00%   February 12, 2010    April 30, 2012
 Class R Shares                                    Contractual        0.50%   November 4, 2009     April 30, 2012
 Class R5 Shares                                   Contractual        0.50%   February 12, 2010    April 30, 2012
 Class Y Shares                                    Contractual        0.00%   November 4, 2009     April 30, 2012
 Institutional Class Shares                        Contractual        0.00%   November 4, 2009     April 30, 2012

Invesco Balanced-Risk Retirement 2030 Fund(5)
 Class A Shares                                    Contractual        0.25%   November 4, 2009     April 30, 2012
 Class A5 Shares                                   Contractual        0.25%   February 12, 2010    April 30, 2012
 Class B Shares                                    Contractual        1.00%   November 4, 2009     April 30, 2012
 Class C Shares                                    Contractual        1.00%   November 4, 2009     April 30, 2012
 Class C5 Shares                                   Contractual        1.00%   February 12, 2010    April 30, 2012
 Class R Shares                                    Contractual        0.50%   November 4, 2009     April 30, 2012
 Class R5 Shares                                   Contractual        0.50%   February 12, 2010    April 30, 2012
 Class Y Shares                                    Contractual        0.00%   November 4, 2009     April 30, 2012
 Institutional Class Shares                        Contractual        0.00%   November 4, 2009     April 30, 2012

Invesco Balanced-Risk Retirement 2040 Fund(6)
 Class A Shares                                    Contractual        0.25%   November 4, 2009     April 30, 2012
 Class A5 Shares                                   Contractual        0.25%   February 12, 2010    April 30, 2012
 Class B Shares                                    Contractual        1.00%   November 4, 2009     April 30, 2012
 Class C Shares                                    Contractual        1.00%   November 4, 2009     April 30, 2012
 Class C5 Shares                                   Contractual        1.00%   February 12, 2010    April 30, 2012
 Class R Shares                                    Contractual        0.50%   November 4, 2009     April 30, 2012
 Class R5 Shares                                   Contractual        0.50%   February 12, 2010    April 30, 2012
 Class Y Shares                                    Contractual        0.00%   November 4, 2009     April 30, 2012
 Institutional Class Shares                        Contractual        0.00%   November 4, 2009     April 30, 2012

Invesco Balanced-Risk Retirement 2050 Fund(8)
 Class A Shares                                    Contractual        0.25%   November 4, 2009     April 30, 2012
 Class A5 Shares                                   Contractual        0.25%   February 12, 2010    April 30, 2012
 Class B Shares                                    Contractual        1.00%   November 4, 2009     April 30, 2012
 Class C Shares                                    Contractual        1.00%   November 4, 2009     April 30, 2012
 Class C5 Shares                                   Contractual        1.00%   February 12, 2010    April 30, 2012
 Class R Shares                                    Contractual        0.50%   November 4, 2009     April 30, 2012
 Class R5 Shares                                   Contractual        0.50%   February 12, 2010    April 30, 2012
 Class Y Shares                                    Contractual        0.00%   November 4, 2009     April 30, 2012
 Institutional Class Shares                        Contractual        0.00%   November 4, 2009     April 30, 2012

Invesco Balanced-Risk Retirement Now Fund(2)
 Class A Shares                                    Contractual        0.25%   November 4, 2009     June 30, 2012
 Class A5 Shares                                   Contractual        0.25%   February 12, 2010    June 30, 2012
 Class B Shares                                    Contractual        1.00%   November 4, 2009     June 30, 2012
 Class C Shares                                    Contractual        1.00%   November 4, 2009     June 30, 2012
 Class C5 Shares                                   Contractual        1.00%   February 12, 2010    June 30, 2012
 Class R Shares                                    Contractual        0.50%   November 4, 2009     June 30, 2012
 Class R5 Shares                                   Contractual        0.50%   February 12, 2010    June 30, 2012
 Class Y Shares                                    Contractual        0.00%   November 4, 2009     June 30, 2012
 Institutional Class Shares                        Contractual        0.00%   November 4, 2009     June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                   CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY   LIMITATION      CURRENT LIMIT           DATE
-----------------------------------------------    ------------ -----------   ------------------   --------------
Invesco Convertible Securities Fund(*)
 Class A Shares                                    Contractual        1.11%   May 23, 2011         June 30, 2012
 Class B Shares                                    Contractual        1.86%   May 23, 2011         June 30, 2012
 Class C Shares                                    Contractual        1.86%   May 23, 2011         June 30, 2012
 Class Y Shares                                    Contractual        0.86%   May 23, 2011         June 30, 2012
 Institutional Class Shares                        Contractual        0.86%   May 23, 2011         June 30, 2012

Invesco Global Equity Fund
 Class A Shares                                    Contractual        2.25%   July 1, 2009         April 30, 2012
 Class B Shares                                    Contractual        3.00%   July 1, 2009         April 30, 2012
 Class C Shares                                    Contractual        3.00%   July 1, 2009         April 30, 2012
 Class R Shares                                    Contractual        2.50%   July 1, 2009         April 30, 2012
 Class Y Shares                                    Contractual        2.00%   July 1, 2009         April 30, 2012
 Institutional Class Shares                        Contractual        2.00%   July 1, 2009         April 30, 2012

Invesco Growth Allocation Fund
 Class A Shares                                    Contractual        0.37%   June 6, 2011         June 30, 2012
 Class B Shares                                    Contractual        1.12%   June 6, 2011         June 30, 2012
 Class C Shares                                    Contractual        1.12%   June 6, 2011         June 30, 2012
 Class R Shares                                    Contractual        0.62%   June 6, 2011         June 30, 2012
 Class S Shares                                    Contractual        0.27%   June 6, 2011         June 30, 2012
 Class Y Shares                                    Contractual        0.12%   June 6, 2011         June 30, 2012
 Institutional Class Shares                        Contractual        0.12%   June 6, 2011         June 30, 2012

Invesco Income Allocation Fund
 Class A Shares                                    Contractual        0.28%   July 1, 2009         April 30, 2012
 Class B Shares                                    Contractual        1.03%   July 1, 2009         April 30, 2012
 Class C Shares                                    Contractual        1.03%   July 1, 2009         April 30, 2012
 Class R Shares                                    Contractual        0.53%   July 1, 2009         April 30, 2012
 Class Y Shares                                    Contractual        0.03%   July 1, 2009         April 30, 2012
 Institutional Class Shares                        Contractual        0.03%   July 1, 2009         April 30, 2012

Invesco International Allocation Fund
 Class A Shares                                    Contractual        0.43%   July 1, 2009         April 30, 2012
 Class B Shares                                    Contractual        1.18%   July 1, 2009         April 30, 2012
 Class C Shares                                    Contractual        1.18%   July 1, 2009         April 30, 2012
 Class R Shares                                    Contractual        0.68%   July 1, 2009         April 30, 2012
 Class Y Shares                                    Contractual        0.18%   July 1, 2009         April 30, 2012
 Institutional Class Shares                        Contractual        0.18%   July 1, 2009         April 30, 2012

Invesco Mid Cap Core Equity Fund
 Class A Shares                                    Contractual        2.00%   July 1, 2009         April 30, 2012
 Class B Shares                                    Contractual        2.75%   July 1, 2009         April 30, 2012
 Class C Shares                                    Contractual        2.75%   July 1, 2009         April 30, 2012
 Class R Shares                                    Contractual        2.25%   July 1, 2009         April 30, 2012
 Class Y Shares                                    Contractual        1.75%   July 1, 2009         April 30, 2012
 Institutional Class Shares                        Contractual        1.75%   July 1, 2009         April 30, 2012

Invesco Moderate Allocation Fund
 Class A Shares                                    Contractual        0.37%   July 1, 2009         June 30, 2012
 Class B Shares                                    Contractual        1.12%   July 1, 2009         June 30, 2012
 Class C Shares                                    Contractual        1.12%   July 1, 2009         June 30, 2012
 Class R Shares                                    Contractual        0.62%   July 1, 2009         June 30, 2012
 Class S Shares                                    Contractual        0.27%   September 25, 2009   June 30, 2012
 Class Y Shares                                    Contractual        0.12%   July 1, 2009         June 30, 2012
 Institutional Class Shares                        Contractual        0.12%   July 1, 2009         June 30, 2012

Invesco Moderately Conservative Allocation Fund
 Class A Shares                                    Contractual        0.39%   July 1, 2009         June 30, 2012
 Class B Shares                                    Contractual        1.14%   July 1, 2009         June 30, 2012
 Class C Shares                                    Contractual        1.14%   July 1, 2009         June 30, 2012
 Class R Shares                                    Contractual        0.64%   July 1, 2009         June 30, 2012
 Class S Shares                                    Contractual        0.29%   June 6, 2011         June 30, 2012
 Class Y Shares                                    Contractual        0.14%   July 1, 2009         June 30, 2012
 Institutional Class Shares                        Contractual        0.14%   July 1, 2009         June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
-------------------------------------------------  -----------   ----------   ------------------   --------------
Invesco Small Cap Growth Fund
 Class A Shares                                    Contractual        2.00%   July 1, 2009         April 30, 2012
 Class B Shares                                    Contractual        2.75%   July 1, 2009         April 30, 2012
 Class C Shares                                    Contractual        2.75%   July 1, 2009         April 30, 2012
 Class R Shares                                    Contractual        2.25%   July 1, 2009         April 30, 2012
 Class Y Shares                                    Contractual        1.75%   July 1, 2009         April 30, 2012
 Investor Class Shares                             Contractual        2.00%   July 1, 2009         April 30, 2012
 Institutional Class Shares                        Contractual        1.75%   July 1, 2009         April 30, 2012

Invesco Van Kampen Leaders Fund(*)
 Class A Shares                                    Contractual        0.50%   February 12, 2010    June 30, 2012
 Class B Shares                                    Contractual        1.25%   February 12, 2010    June 30, 2012
 Class C Shares                                    Contractual        1.25%   February 12, 2010    June 30, 2012
 Class Y Shares                                    Contractual        0.25%   February 12, 2010    June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund(*)
 Class A Shares                                    Contractual        0.96%   February 12, 2010    June 30, 2012
 Class B Shares                                    Contractual        1.71%   February 12, 2010    June 30, 2012
 Class C Shares                                    Contractual        1.71%   February 12, 2010    June 30, 2012
 Class Y Shares                                    Contractual        0.71%   February 12, 2010    June 30, 2012
 Institutional Class Shares                        Contractual        0.71%   February 12, 2010    June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
-------------------------------------------------  ------------   -----------   -----------------   -----------------
Invesco Asia Pacific Growth Fund
 Class A Shares                                    Contractual          2.25%   July 1, 2009        February 28, 2012
 Class B Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class C Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class Y Shares                                    Contractual          2.00%   July 1, 2009        February 28, 2012

Invesco European Growth Fund
 Class A Shares                                    Contractual          2.25%   July 1, 2009        February 28, 2012
 Class B Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class C Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class R Shares                                    Contractual          2.50%   July 1, 2009        February 28, 2012
 Class Y Shares                                    Contractual          2.00%   July 1, 2009        February 28, 2012
 Investor Class Shares                             Contractual          2.25%   July 1, 2009        February 28, 2012

Invesco Global Growth Fund
 Class A Shares                                    Contractual          2.25%   May 23, 2011        February 28, 2012
 Class B Shares                                    Contractual          3.00%   May 23, 2011        February 28, 2012
 Class C Shares                                    Contractual          3.00%   May 23, 2011        February 28, 2012
 Class Y Shares                                    Contractual          2.00%   May 23, 2011        February 28, 2012
Institutional Class Shares                         Contractual          2.00%   May 23, 2011        February 28, 2012

Invesco Global Small & Mid Cap Growth Fund
 Class A Shares
 Class B Shares                                    Contractual          2.25%   July 1, 2009        February 28, 2012
 Class C Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class Y Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Institutional Class Shares                        Contractual          2.00%   July 1, 2009        February 28, 2012
                                                   Contractual          2.00%   July 1, 2009        February 28, 2012
Invesco International Core Equity Fund
 Class A Shares                                    Contractual          2.25%   July 1, 2009        February 28, 2012
 Class B Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class C Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class R Shares                                    Contractual          2.50%   July 1, 2009        February 28, 2012
 Class Y Shares                                    Contractual          2.00%   July 1, 2009        February 28, 2012
 Investor Class Shares                             Contractual          2.25%   July 1, 2009        February 28, 2012
 Institutional Class Shares                        Contractual          2.00%   July 1, 2009        February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
-------------------------------------------------  ------------   -----------   -----------------   -----------------
Invesco International Growth Fund
 Class A Shares                                    Contractual          1.40%   May 23, 2011        June 30, 2013
 Class B Shares                                    Contractual          2.15%   May 23, 2011        June 30, 2013
 Class C Shares                                    Contractual          2.15%   May 23, 2011        June 30, 2013
 Class R Shares                                    Contractual          1.65%   May 23, 2011        June 30, 2013
 Class Y Shares                                    Contractual          1.15%   May 23, 2011        June 30, 2013
Institutional Class Shares                         Contractual          1.15%   May 23, 2011        June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
-------------------------------------------------  ------------   -----------   -----------------   -----------------
Invesco Balanced-Risk Allocation Fund(8)
 Class A Shares                                    Contractual          1.04%   November 4, 2009    February 28, 2012
 Class B Shares                                    Contractual          1.79%   November 4, 2009    February 28, 2012
 Class C Shares                                    Contractual          1.79%   November 4, 2009    February 28, 2012
 Class R Shares                                    Contractual          1.29%   November 4, 2009    February 28, 2012
 Class Y Shares                                    Contractual          0.79%   November 4, 2009    February 28, 2012
 Institutional Class Shares                        Contractual          0.79%   November 4, 2009    February 28, 2012

Invesco Balanced-Risk Commodity Strategy Fund(11)
 Class A Shares                                    Contractual          1.22%   November 29, 2010   February 28, 2012
 Class B Shares                                    Contractual          1.97%   November 29, 2010   February 28, 2012
 Class C Shares                                    Contractual          1.97%   November 29, 2010   February 28, 2012
 Class R Shares                                    Contractual          1.47%   November 29, 2010   February 28, 2012
 Class Y Shares                                    Contractual          0.97%   November 29, 2010   February 28, 2012
 Institutional Class Shares                        Contractual          0.97%   November 29, 2010   February 28, 2012

Invesco China Fund
 Class A Shares                                    Contractual          2.25%   July 1, 2009        February 28, 2012
 Class B Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class C Shares                                    Contractual          3.00%   July 1, 2009        February 28, 2012
 Class Y Shares                                    Contractual          2.00%   July 1, 2009        February 28, 2012
 Institutional Class Shares                        Contractual          2.00%   July 1, 2009        February 28, 2012

Invesco Commodities Strategy Fund(12)
 Class A Shares                                    Contractual          1.25%   February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.00%   February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.00%   February 12, 2010   June 30, 2012
 Class R Shares                                    Contractual          1.50%   February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.00%   February 12, 2010   June 30, 2012
 Institutional Class Shares                        Contractual          1.00%   February 12, 2010   June 30, 2012

Invesco Developing Markets Fund
 Class A Shares                                    Contractual          2.10%   May 23, 2011        June 30, 2012
 Class B Shares                                    Contractual          2.85%   May 23, 2011        June 30, 2012
 Class C Shares                                    Contractual          2.85%   May 23, 2011        June 30, 2012
 Class Y Shares                                    Contractual          1.85%   May 23, 2011        June 30, 2012
 Institutional Class Shares                        Contractual          1.85%   May 23, 2011        June 30, 2012

Invesco Emerging Markets Equity Fund
 Class A Shares                                    Contractual          1.85%   May 11, 2011        June 30, 2012
 Class C Shares                                    Contractual          2.60%   May 11, 2011        June 30, 2012
 Class R Shares                                    Contractual          2.10%   May 11, 2011        June 30, 2012
 Class Y Shares                                    Contractual          1.60%   May 11, 2011        June 30, 2012
 Institutional Class Shares                        Contractual          1.60%   May 11, 2011        June 30, 2012

Invesco Emerging Market Local Currency Debt Fund
 Class A Shares                                    Contractual          1.24%   June 14, 2010       February 28, 2012
 Class B Shares                                    Contractual          1.99%   June 14, 2010       February 28, 2012
 Class C Shares                                    Contractual          1.99%   June 14, 2010       February 28, 2012
 Class R Shares                                    Contractual          1.49%   June 14, 2010       February 28, 2012
 Class Y Shares                                    Contractual          0.99%   June 14, 2010       February 28, 2012
 Institutional Class Shares                        Contractual          0.99%   June 14, 2010       February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
-------------------------------------------------  ------------   -----------   -----------------   -----------------
Invesco Endeavor Fund
 Class A Shares                                    Contractual          2.00%   July 1, 2009        February 28, 2012
 Class B Shares                                    Contractual          2.75%   July 1, 2009        February 28, 2012
 Class C Shares                                    Contractual          2.75%   July 1, 2009        February 28, 2012
 Class R Shares                                    Contractual          2.25%   July 1, 2009        February 28, 2012
 Class Y Shares                                    Contractual          1.75%   July 1, 2009        February 28, 2012
 Institutional Class Shares                        Contractual          1.75%   July 1, 2009        February 28, 2012

Invesco Global Advantage Fund(*)
 Class A Shares                                    Contractual          1.41%   February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.16%   February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.16%   February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.16%   February 12, 2010   June 30, 2012

Invesco Global Health Care Fund
 Class A Shares                                    Contractual          1.65%   May 23, 2011        June 30, 2012
 Class B Shares                                    Contractual          2.40%   May 23, 2011        June 30, 2012
 Class C Shares                                    Contractual          2.40%   May 23, 2011        June 30, 2012
 Class Y Shares                                    Contractual          1.40%   May 23, 2011        June 30, 2012
 Investor Class Shares                             Contractual          1.65%   May 23, 2011        June 30, 2012

Invesco International Total Return Fund
 Class A Shares                                    Contractual          1.10%   March 31, 2006      February 28, 2012
 Class B Shares                                    Contractual          1.85%   March 31, 2006      February 28, 2012
 Class C Shares                                    Contractual          1.85%   March 31, 2006      February 28, 2012
 Class Y Shares                                    Contractual          0.85%   October 3, 2008     February 28, 2012
 Institutional Class Shares                        Contractual          0.85%   March 31, 2006      February 28, 2012

Invesco Pacific Growth Fund(*)
 Class A Shares                                    Contractual          1.88%   February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.63%   February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.63%   February 12, 2010   June 30, 2012
 Class R Shares                                    Contractual          2.13%   February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.63%   February 12, 2010   June 30, 2012
 Institutional Class Shares                        Contractual          1.63%   May 23, 2011        June 30, 2012

Invesco Small Companies Fund
 Class A Shares                                    Contractual          2.00%   July 1, 2009        February 28, 2012
 Class B Shares                                    Contractual          2.75%   July 1, 2009        February 28, 2012
 Class C Shares                                    Contractual          2.75%   July 1, 2009        February 28, 2012
 Class R Shares                                    Contractual          2.25%   July 1, 2009        February 28, 2012
 Class Y Shares                                    Contractual          1.75%   July 1, 2009        February 28, 2012
 Institutional Class Shares                        Contractual          1.75%   July 1, 2009        February 28, 2012

Invesco Van Kampen Global Tactical Asset
 Allocation Fund(*)
 Class A Shares
 Class B Shares                                    Contractual          1.20%   February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          1.95%   February 12, 2010   June 30, 2012
 Class R Shares                                    Contractual          1.95%   February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.45%   February 12, 2010   June 30, 2012
 Institutional Class Shares                        Contractual          0.95%   February 12, 2010   June 30, 2012
                                                   Contractual          0.95%   February 12, 2010   June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
-------------------------------------------------  ------------   -----------   -----------------   -------------
Invesco Dynamics Fund
 Class A Shares                                    Contractual          2.00%   July 1, 2009        June 30, 2011
 Class B Shares                                    Contractual          2.75%   July 1, 2009        June 30, 2011
 Class C Shares                                    Contractual          2.75%   July 1, 2009        June 30, 2011
 Class R Shares                                    Contractual          2.25%   July 1, 2009        June 30, 2011
 Class Y Shares                                    Contractual          1.75%   July 1, 2009        June 30, 2011
 Investor Class Shares                             Contractual          2.00%   July 1, 2009        June 30, 2011
 Institutional Class Shares                        Contractual          1.75%   July 1, 2009        June 30, 2011

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                   CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY     LIMITATION        CURRENT LIMIT         DATE
-------------------------------------------------  ------------   -----------     -----------------   -------------
Invesco Global Real Estate Fund
 Class A Shares                                    Contractual          2.00%     July 1, 2009        June 30, 2011
 Class B Shares                                    Contractual          2.75%     July 1, 2009        June 30, 2011
 Class C Shares                                    Contractual          2.75%     July 1, 2009        June 30, 2011
 Class R Shares                                    Contractual          2.25%     July 1, 2009        June 30, 2011
 Class Y Shares                                    Contractual          1.75%     July 1, 2009        June 30, 2011
 Institutional Class Shares                        Contractual          1.75%     July 1, 2009        June 30, 2011

Invesco High Yield Fund
 Class A Shares                                    Contractual          0.89%     June 6, 2011        June 30, 2013
 Class B Shares                                    Contractual          1.64%     June 6, 2011        June 30, 2013
 Class C Shares                                    Contractual          1.64%     June 6, 2011        June 30, 2013
 Class Y Shares                                    Contractual          0.64%     June 6, 2011        June 30, 2013
 Investor Class Shares                             Contractual          0.89%     June 6, 2011        June 30, 2013
 Institutional Class Shares                        Contractual          0.64%     June 6, 2011        June 30, 2013

Invesco High Yield Securities Fund(*)
 Class A Shares                                    Contractual          2.13%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.63%     February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.73%     February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.88%     February 12, 2010   June 30, 2012

Invesco Municipal Bond Fund
 Class A Shares                                    Contractual          0.57%     March 4, 2009       June 30, 2011
 Class B Shares                                    Contractual          1.32%     March 4, 2009       June 30, 2011
 Class C Shares                                    Contractual          1.32%     March 4, 2009       June 30, 2011
 Class Y Shares                                    Contractual          0.32%     March 4, 2009       June 30, 2011
 Investor Class Shares                             Contractual          0.57%     March 4, 2009       June 30, 2011

Invesco Real Estate Fund
 Class A Shares                                    Contractual          1.55%     May 23, 2011        June 30, 2012
 Class B Shares                                    Contractual          2.30%     May 23, 2011        June 30, 2012
 Class C Shares                                    Contractual          2.30%     May 23, 2011        June 30, 2012
 Class R Shares                                    Contractual          1.80%     May 23, 2011        June 30, 2012
 Class Y Shares                                    Contractual          1.30%     May 23, 2011        June 30, 2012
 Investor Class Shares                             Contractual          1.55%     May 23, 2011        June 30, 2012
 Institutional Class Shares                        Contractual          1.30%     May 23, 2011        June 30, 2012

Invesco Short Term Bond Fund
 Class A Shares                                    Contractual          0.56%     June 6, 2011        June 30, 2013
 Class C Shares                                    Contractual          0.91%(9)  March 4, 2009       June 30, 2013
 Class R Shares                                    Contractual          0.91%     March 4, 2009       June 30, 2013
 Class Y Shares                                    Contractual          0.41%     March 4, 2009       June 30, 2013
 Institutional Class Shares                        Contractual          0.41%     March 4, 2009       June 30, 2013

Invesco U.S. Government Fund
 Class A Shares                                    Contractual          1.03%     June 6, 2011        June 30, 2012
 Class B Shares                                    Contractual          1.78%     June 6, 2011        June 30, 2012
 Class C Shares                                    Contractual          1.78%     June 6, 2011        June 30, 2012
 Class R Shares                                    Contractual          1.28%     June 6, 2011        June 30, 2012
 Class Y Shares                                    Contractual          0.78%     June 6, 2011        June 30, 2012
 Investor Class Shares                             Contractual          1.03%     June 6, 2011        June 30, 2012
 Institutional Class Shares                        Contractual          0.78%     June 6, 3011        June 30, 2012

Invesco Van Kampen Corporate Bond Fund(*)
 Class A Shares                                    Contractual          0.95%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          1.29%(9)  June 6, 2011        June 30, 2012
 Class C Shares                                    Contractual          1.65%(9)  June 6, 2011        June 30, 2012
 Class R Shares                                    Contractual          1.20%     June 6, 2011        June 30, 2012
 Class Y Shares                                    Contractual          0.70%     February 12, 2010   June 30, 2012
 Institutional Class Shares                        Contractual          0.70%     February 12, 2010   June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                   CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY     LIMITATION        CURRENT LIMIT          DATE
-------------------------------------------------  ------------   -----------     -----------------   ---------------
Invesco Energy Fund
 Class A Shares                                    Contractual          2.00%     July 1, 2009        August 31, 2011
 Class B Shares                                    Contractual          2.75%     July 1, 2009        August 31, 2011
 Class C Shares                                    Contractual          2.75%     July 1, 2009        August 31, 2011
 Class Y Shares                                    Contractual          1.75%     July 1, 2009        August 31, 2011
 Investor Class Shares                             Contractual          2.00%     July 1, 2009        August 31, 2011
 Institutional Class Shares                        Contractual          1.75%     July 1, 2009        August 31, 2011

Invesco Gold & Precious Metals Fund
 Class A Shares                                    Contractual          2.00%     July 1, 2009        August 31, 2011
 Class B Shares                                    Contractual          2.75%     July 1, 2009        August 31, 2011
 Class C Shares                                    Contractual          2.75%     July 1, 2009        August 31, 2011
 Class Y Shares                                    Contractual          1.75%     July 1, 2009        August 31, 2011
 Investor Class Shares                             Contractual          2.00%     July 1, 2009        August 31, 2011

Invesco Leisure Fund
 Class A Shares                                    Contractual          2.00%     July 1, 2009        August 31, 2011
 Class B Shares                                    Contractual          2.75%     July 1, 2009        August 31, 2011
 Class C Shares                                    Contractual          2.75%     July 1, 2009        August 31, 2011
 Class R Shares                                    Contractual          2.25%     July 1, 2009        August 31, 2011
 Class Y Shares                                    Contractual          1.75%     July 1, 2009        August 31, 2011
 Investor Class Shares                             Contractual          2.00%     July 1, 2009        August 31, 2011

Invesco Technology Fund
 Class A Shares                                    Contractual          1.76%     May 23, 2011        June 30, 2012
 Class B Shares                                    Contractual          2.51%     May 23, 2011        June 30, 2012
 Class C Shares                                    Contractual          2.51%     May 23, 2011        June 30, 2012
 Class Y Shares                                    Contractual          1.51%     May 23, 2011        June 30, 2012
 Investor Class Shares                             Contractual          1.76%     May 23, 2011        June 30, 2012
 Institutional Class Shares                        Contractual          1.51%     May 23, 2011        June 30, 2012

Invesco Technology Sector Fund(*)
 Class A Shares                                    Contractual          2.00%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.75%     February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.75%     February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.75%     February 12, 2010   June 30, 2012

Invesco U.S. Mid Cap Value Fund(*)
 Class A Shares                                    Contractual          1.27%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.02%     February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.02%     February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.02%     February 12, 2010   June 30, 2012

Invesco Utilities Fund
 Class A Shares                                    Contractual          1.32%     May 23, 2011        June 30, 2013
 Class B Shares                                    Contractual          2.07%     May 23, 2011        June 30, 2013
 Class C Shares                                    Contractual          2.07%     May 23, 2011        June 30, 2013
 Class Y Shares                                    Contractual          1.07%     May 23, 2011        June 30, 2013
 Investor Class Shares                             Contractual          1.32%     May 23, 2011        June 30, 2013
 Institutional Class Shares                        Contractual          1.07%     May 23, 2011        June 30, 2013

Invesco Value Fund(*)
 Class A Shares                                    Contractual          1.25%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.00%     February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.00%     February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.00%     February 12, 2010   June 30, 2012

Invesco Van Kampen American Value Fund(*)
 Class A Shares                                    Contractual          1.41%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          1.65%(9)  May 23, 2011        June 30, 2012
 Class C Shares                                    Contractual          2.16%     February 12, 2010   June 30, 2012
 Class R Shares                                    Contractual          1.66%     February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.16%     February 12, 2010   June 30, 2012
 Institutional Class Shares                        Contractual          1.16%     February 12, 2010   June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                   CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                VOLUNTARY     LIMITATION        CURRENT LIMIT          DATE
------------------------------------------------   ------------   -----------     -----------------   ---------------
Invesco Van Kampen Comstock Fund(*)
 Class A Shares                                    Contractual          0.89%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          1.64%     February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          1.64%     February 12, 2010   June 30, 2012
 Class R Shares                                    Contractual          1.14%     February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          0.64%     February 12, 2010   June 30, 2012
 Institutional Class Shares                        Contractual          0.64%     February 12, 2010   June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund(*)
 Class A Shares                                    Contractual          1.40%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.15%     February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.15%     February 12, 2010   June 30, 2012
 Class R Shares                                    Contractual          1.65%     February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          1.15%     February 12, 2010   June 30, 2012
 Institutional Class Shares                        Contractual          1.15%     February 12, 2010   June 30, 2012

Invesco Van Kampen Small Cap Value Fund(*)
 Class A Shares                                    Contractual          1.03%     May 23, 2011        June 30, 2012
 Class B Shares                                    Contractual          1.40%(9)  May 23, 2011        June 30, 2012
 Class C Shares                                    Contractual          1.78%     May 23, 2011        June 30, 2012
 Class Y Shares                                    Contractual          0.78%     May 23, 2011        June 30, 2012

Van Kampen Value Opportunities Fund(*)
 Class A Shares                                    Contractual          1.41%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          2.16%     February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          2.16%     February 12, 2010   June 30, 2012
 Class R Shares                                    Contractual          1.66%     May 23, 2011        June 30, 2012
 Class Y Shares                                    Contractual          1.16%     February 12, 2010   June 30, 2012
 Institutional Class Shares                        Contractual          1.16%     May 23, 2011        June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                   CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY     LIMITATION        CURRENT LIMIT         DATE
-------------------------------------------------  ------------   -----------     -----------------   -------------
Invesco High Income Municipal Fund
 Class A Shares                                    Voluntary            0.83%     March 4, 2009       N/A(10)
 Class B Shares                                    Voluntary            1.58%     March 4, 2009       N/A(10)
 Class C Shares                                    Voluntary            1.58%     March 4, 2009       N/A(10)
 Class Y Shares                                    Voluntary            0.58%     March 4, 2009       N/A(10)
 Institutional Class Shares                        Voluntary            0.58%     March 4, 2009       N/A(10)

Invesco Van Kampen High Yield
Municipal Fund(*)
 Class A Shares                                    Contractual          0.87%     February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          1.62%     February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          1.62%     February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          0.62%     February 12, 2010   June 30, 2012

Invesco Van Kampen Intermediate
Term Municipal Income Fund(*)
 Class A Shares                                    Contractual          0.75%     June 6, 2011        June 30, 2013
 Class B Shares                                    Contractual          1.50%     June 6, 2011        June 30, 2013
 Class C Shares                                    Contractual          1.50%     June 6, 2011        June 30, 2013
 Class Y Shares                                    Contractual          0.50%     June 6, 2011        June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
-------------------------------------------------  ------------   -----------   -----------------   -------------
Invesco Van Kampen Municipal Income
Fund(*)
 Class A Shares                                    Contractual          0.83%   June 6, 2011        June 30, 2013
 Class B Shares                                    Contractual          1.58%   June 6, 2011        June 30, 2013
 Class C Shares                                    Contractual          1.58%   June 6, 2011        June 30, 2013
 Class Y Shares                                    Contractual          0.58%   June 6, 2011        June 30, 2013

Invesco Van Kampen New York Tax
Free Income Fund(*)
 Class A Shares                                    Contractual          0.78%   February 12, 2010   June 30, 2012
 Class B Shares                                    Contractual          1.53%   February 12, 2010   June 30, 2012
 Class C Shares                                    Contractual          1.53%   February 12, 2010   June 30, 2012
 Class Y Shares                                    Contractual          0.53%   February 12, 2010   June 30, 2012

----------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

3 In addition upon closing of a reorganization with Van Kampen 2010 Retirement Strategy and Van Kampen 2015 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.38%, 1.13%, 0.63% and 0.13% for Class A5, C5, R5 and Y, respectively.

4 In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

5 In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

6 In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

7 In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

8 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

9 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

10 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

12 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                              as of June 6, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)
               ---------------------------------------------------

                          SHORT-TERM INVESTMENTS TRUST

                                   CONTRACTUAL/       EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY       LIMITATION      CURRENT LIMIT          DATE
---------------------------------  ------------  ---------------  -----------------  -----------------
Government & Agency Portfolio
  Cash Management Class            Contractual          0.22%(2)  July 1, 2009       December 31, 2011
  Corporate Class                  Contractual          0.17%     July 1, 2009       December 31, 2011
  Institutional Class              Contractual          0.14%     July 1, 2009       December 31, 2011
  Personal Investment Class        Contractual          0.69%(2)  July 1, 2009       December 31, 2011
  Private Investment Class         Contractual          0.44%(2)  July 1, 2009       December 31, 2011
  Reserve Class                    Contractual          1.01%(2)  July 1, 2009       December 31, 2011
  Resource Class                   Contractual          0.30%(2)  July 1, 2009       December 31, 2011

Government TaxAdvantage Portfolio
  Cash Management Class            Contractual          0.22%(2)  July 1, 2009       December 31, 2011
  Corporate Class                  Contractual          0.17%     July 1, 2009       December 31, 2011
  Institutional Class              Contractual          0.14%     July 1, 2009       December 31, 2011
  Personal Investment Class        Contractual          0.69%(2)  July 1, 2009       December 31, 2011
  Private Investment Class         Contractual          0.39%(2)  July 1, 2009       December 31, 2011
  Reserve Class                    Contractual          1.01%(2)  July 1, 2009       December 31, 2011
  Resource Class                   Contractual          0.30%(2)  July 1, 2009       December 31, 2011

Liquid Assets Portfolio
  Cash Management Class            Contractual          0.22%(2)  July 1, 2009       December 31, 2011
  Corporate Class                  Contractual          0.17%     July 1, 2009       December 31, 2011
  Institutional Class              Contractual          0.14%     July 1, 2009       December 31, 2011
  Personal Investment Class        Contractual          0.69%(2)  July 1, 2009       December 31, 2011
  Private Investment Class         Contractual          0.44%(2)  July 1, 2009       December 31, 2011
  Reserve Class                    Contractual          1.01%(2)  July 1, 2009       December 31, 2011
  Resource Class                   Contractual          0.34%     July 1, 2009       December 31, 2011

STIC Prime Portfolio
  Cash Management Class            Contractual          0.22%(2)  July 1, 2009       December 31, 2011
  Corporate Class                  Contractual          0.17%     July 1, 2009       December 31, 2011
  Institutional Class              Contractual          0.14%     July 1, 2009       December 31, 2011
  Personal Investment Class        Contractual          0.69%(2)  July 1, 2009       December 31, 2011
  Private Investment Class         Contractual          0.44%(2)  July 1, 2009       December 31, 2011
  Reserve Class                    Contractual          1.01%(2)  July 1, 2009       December 31, 2011
  Resource Class                   Contractual          0.30%(2)  July 1, 2009       December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
  Cash Management Class            Contractual          0.33%(2)  July 1, 2009       December 31, 2011
  Corporate Class                  Contractual          0.28%     July 1, 2009       December 31, 2011
  Institutional Class              Contractual          0.25%     July 1, 2009       December 31, 2011
  Personal Investment Class        Contractual          0.80%(2)  July 1, 2009       December 31, 2011
  Private Investment Class         Contractual          0.50%(2)  July 1, 2009       December 31, 2011
  Reserve Class                    Contractual          1.12%(2)  July 1, 2009       December 31, 2011
  Resource Class                   Contractual          0.41%(2)  July 1, 2009       December 31, 2011

Treasury Portfolio(3)
  Cash Management Class            Contractual          0.22%(2)  July 1, 2009       December 31, 2011
  Corporate Class                  Contractual          0.17%     July 1, 2009       December 31, 2011
  Institutional Class              Contractual          0.14%     July 1, 2009       December 31, 2011
  Personal Investment Class        Contractual          0.69%(2)  July 1, 2009       December 31, 2011
  Private Investment Class         Contractual          0.44%(2)  July 1, 2009       December 31, 2011
  Reserve Class                    Contractual          1.01%(2)  July 1, 2009       December 31, 2011
  Resource Class                   Contractual          0.30%(2)  July 1, 2009       December 31, 2011

----------
1 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                              as of June 6, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS
                     --------------------------------------

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                                CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                             VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-------------------------------------------------------------   ------------  -----------  ------------------  --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
  Series I Shares                                               Contractual         0.70%  December 22, 2010   June 30, 2013

  Series II Shares                                              Contractual         0.95%  December 22, 2010   June 30, 2013

Invesco V.I. Basic Value Fund
  Series I Shares                                               Contractual         1.30%  January 1, 2005     April 30, 2012


  Series II Shares                                              Contractual         1.45%  January 1, 2005     April 30, 2012

Invesco V.I. Capital Appreciation Fund
  Series I Shares                                               Contractual         1.30%  January 1, 2005     April 30, 2012

  Series II Shares                                              Contractual         1.45%  January 1, 2005     April 30, 2012

Invesco V.I. Capital Development Fund
  Series I Shares                                               Contractual         1.30%  January 1, 2005     June 30, 2012

  Series II Shares                                              Contractual         1.45%  January 1, 2005     June 30, 2012

Invesco V.I. Core Equity Fund
  Series I Shares                                               Contractual         1.30%  January 1, 2005     April 30, 2012


  Series II Shares                                              Contractual         1.45%  January 1, 2005     April 30, 2012

Invesco V.I. Diversified Income Fund
  Series I Shares                                               Contractual         0.75%  July 1, 2005        April 30, 2012

  Series II Shares                                              Contractual         1.00%  July 1, 2005        April 30, 2012

Invesco V.I. Dividend Growth Fund*
  Series I Shares                                               Contractual         0.67%  February 12, 2010   June 30, 2012


  Series II Shares                                              Contractual         0.92%  February 12, 2010   June 30, 2012

Invesco V.I. Global Health Care Fund
  Series I Shares                                               Contractual         1.30%  April 30, 2004      April 30, 2012

  Series II Shares                                              Contractual         1.45%  April 30, 2004      April 30, 2012

Invesco V.I. Global Real Estate Fund
  Series I Shares                                               Contractual         1.30%  April 30, 2004      April 30, 2012

  Series II Shares                                              Contractual         1.45%  April 30, 2004      April 30, 2012

Invesco V.I. Government Securities Fund
  Series I Shares                                               Contractual         0.60%  May 2, 2011         June 30, 2012

  Series II Shares                                              Contractual         0.85%  May 2, 2011         June 30, 2012

----------
 1 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd as of June 6, 2011

                                                                CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                             VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-------------------------------------------------------------   ------------  -----------  ------------------  --------------
Invesco V.I. High Yield Fund
  Series II Shares                                              Contractual         0.80%  May 2, 2011         June 30, 2013

  Series II Shares                                              Contractual         1.05%  May 2, 2011         June 30, 2013

Invesco V.I. High Yield Securities Fund*
  Series I Shares                                               Contractual         1.75%  February 12, 2010   June 30, 2012

  Series II Shares                                              Contractual         2.00%  February 12, 2010   June 30, 2012

Invesco V.I. International Growth Fund
  Series I Shares                                               Contractual         1.11%  May 2, 2011         June 30, 2012

  Series II Shares                                              Contractual         1.36%  May 2, 2011         June 30, 2012

Invesco V.I. Leisure Fund
  Series I Shares                                               Contractual         1.01%  April 30, 2004      April 30, 2012


  Series II Shares                                              Contractual         1.26%  April 30, 2004      April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
  Series I Shares                                               Contractual         1.30%  September 10, 2001  April 30, 2012

  Series II Shares                                              Contractual         1.45%  September 10, 2001  April 30, 2012

Invesco V.I. Money Market Fund
  Series I Shares                                               Contractual         1.30%  January 1, 2005     April 30, 2012


  Series II Shares                                              Contractual         1.45%  January 1, 2005     April 30, 2012


Invesco V.I. S&P 500 Index Fund*
  Series I Shares                                               Contractual         0.28%  February 12, 2010   June 30, 2012


  Series II Shares                                              Contractual         0.53%  February 12, 2010   June 30, 2012

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund*
  Series I Shares                                               Contractual         0.37%  February 12, 2010   June 30, 2012

  Series II Shares                                              Contractual         0.62%  February 12, 2010   June 30, 2012

Invesco V.I. Small Cap Equity Fund
  Series I Shares                                               Contractual         1.15%  July 1, 2005        April 30, 2012


  Series II Shares                                              Contractual         1.40%  July 1, 2005        April 30, 2012

Invesco V.I. Technology Fund
  Series I Shares                                               Contractual         1.30%  April 30, 2004      April 30, 2012


  Series II Shares                                              Contractual         1.45%  April 30, 2004      April 30, 2012

Invesco V.I. Utilities Fund
  Series I Shares                                               Contractual         0.93%  September 23, 2005  April 30, 2012


  Series II Shares                                              Contractual         1.18%  September 23, 2005  April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund*
  Series I Shares                                               Contractual         0.84%  February 12, 2010   June 30, 2012

                                                              as of June 6, 2011

                                                                CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                             VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
-------------------------------------------------------------   ------------  --------------  ------------------  --------------
  Series II Shares                                              Contractual         1.09%     February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Comstock Fund*
  Series I Shares                                               Contractual         0.62%     February 12, 2010   June 30, 2012

  Series II Shares                                              Contractual         0.87%     February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Equity and Income Fund*
  Series I Shares                                               Contractual         0.70%(2)  February 12, 2010   June 30, 2012

  Series II Shares                                              Contractual         0.75%     February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund*
  Series I Shares                                               Contractual         0.94%     May 2, 2011         June 30, 2012

  Series II Shares                                              Contractual         1.19%     May 2, 2011         June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund*
  Series I Shares                                               Contractual         0.62%     February 12, 2010   June 30, 2012

  Series II Shares                                              Contractual         0.87%     February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Mid Cap Growth Fund*
  Series I Shares                                               Contractual         1.01%     February 12, 2010   June 30, 2012

  Series II Shares                                              Contractual         1.26%     February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund*
  Series I Shares                                               Contractual         1.18%(2)  February 12, 2010   June 30, 2012

  Series II Shares                                              Contractual         1.28%     February 12, 2010   June 30, 2012

---------
2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                              as of June 6, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco California Insured Municipal Income Trust  Contractual         0.67%  June 1, 2010       June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco California Quality Municipal Securities    Contractual         0.70%  June 1, 2010       June 30, 2012

                         INVESCO HIGH YIELD FUND, INC.

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco High Yield Investment Funds, Inc.          Contractual         0.98%  June 1, 2010       June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Insured California Municipal Securities    Contractual         0.70%  June 1, 2010       June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Insured Municipal Bond Trust               Contractual         1.00%  June 1, 2010       June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Insured Municipal Income Trust             Contractual         0.64%  June 1, 2010       June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Insured Municipal Securities               Contractual         0.54%  June 1, 2010       June 30, 2012

                                                              as of June 6, 2011

                        INVESCO INSURED MUNICIPAL TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Insured Municipal Trust                    Contractual         0.66%  June 1, 2010       June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------

Invesco Municipal Income Opportunities Trust       Contractual         0.73%  June 1, 2010       June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Municipal Income Opportunities Trust II    Contractual         0.73%  June 1, 2010       June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Municipal Income Opportunities Trust III   Contractual         0.84%  June 1, 2010       June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Municipal Premium Income Trust             Contractual         1.03%  June 1, 2010       June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco New York Quality Municipal Securities      Contractual         0.80%  June 1, 2010       June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Prime Income Trust                         Contractual         1.32%  June 1, 2010       June 30, 2012

                                                              as of June 6, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Quality Municipal Income Trust             Contractual         0.70%  June 1, 2010       June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Quality Municipal Investment Trust         Contractual         0.70%  June 1, 2010       June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                                   CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Quality Municipal Securities               Contractual         0.66%  June 1, 2010       June 30, 2012

1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

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